================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                       LEXINGTON PRECISION CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                ________________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, New York, on Tuesday, May 22, 2001, at 10:30 A.M., for the purpose of considering and acting upon the following matters:

          1. The election of four directors as set forth in the accompanying Proxy Statement;

          2. The ratification or disapproval of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2001; and

          3. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on April 10, 2001, as the record date for determining the stockholders of the Company entitled to receive notice of and to vote at the meeting and any adjournments thereof.

            PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           By Order of the Board of Directors,


                                           Kenneth I. Greenstein
                                           Secretary

April 24, 2001
New York, New York

                         LEXINGTON PRECISION CORPORATION
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 _____________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001

         This Proxy Statement is being mailed to stockholders on or about April 27, 2001, in connection with the solicitation by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of stockholders of the Company to be held on May 22, 2001 (the "Annual Meeting"). Accompanying this Proxy Statement are the Notice of Annual Meeting of Stockholders and a form of proxy for such meeting and a copy of the Company's Annual Report for the year ended December 31, 2000, which contains financial statements and related data.

         All proxies that are properly completed, signed, and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder prior to the exercise thereof upon written notice to the Secretary of the Company. Stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire.

         The cost of preparing and mailing the accompanying form of proxy and related materials and the cost of soliciting proxies will be borne by the Company. The Company has requested brokers, custodians, and other like parties to distribute proxy materials to the beneficial owners of shares and to solicit their proxies and will reimburse such persons for their services in doing so. Without additional compensation, officers and regular employees of the Company may solicit proxies personally or by telephone. The cost of additional solicitation incurred other than by use of the mails is estimated not to exceed $3,000.

         Only stockholders of record at the close of business on the record date, April 10, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, there were outstanding 4,828,036 shares of the Company's common stock, $0.25 par value (the "Common Stock"), and 3,300 shares of its $8 Cumulative Convertible Preferred Stock, Series B, $100 par value (the "Series B Preferred Stock"), each entitling the holder thereof to one vote per share. The affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. All other matters require the affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from the election of directors will be counted to determine the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified and will have the same effect as votes against the subject proposal at the Annual Meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) are counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but are not considered as votes for purposes of determining the outcome of a vote.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Bylaws of the Company provide for the election of directors for terms expiring in 2002. The stockholders will be asked to vote at the Annual Meeting for the election of four directors, each to serve until the annual meeting of stockholders to be held in 2002 and until his successor has been elected and qualified. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote such proxy for the election of William B. Conner, Warren Delano, Kenneth I. Greenstein, and Michael A. Lubin as directors, to serve until the 2002 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Conner, Delano, Greenstein, and Lubin are presently members of the Board of Directors. The proxies cannot be voted for a greater number of persons than four in respect of Proposal 1. Management has no reason to believe that the named nominees will be unable or unwilling to serve, if elected. However, in such case, it is intended that the individuals named in the accompanying proxy will vote for the election of such substituted nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth in the following table.

                                            PRINCIPAL OCCUPATION, BUSINESS
       NAME                   AGE           EXPERIENCE, AND DIRECTORSHIPS
       ----                   ---           ------------------------------

William B. Conner              68         Private Investor. President and
                                          director of Conner Holding Company, a
                                          holding company for aviation
                                          companies, and Chairman of the Board
                                          of the subsidiaries thereof for more
                                          than five years. Director of the
                                          Company since 1981.

Warren Delano                  50         President of the Company for more than
                                          five years. Partner of Lubin, Delano &
                                          Company, an investment banking and
                                          consulting firm, for more than five
                                          years. Director of the Company since
                                          1985.

Kenneth I. Greenstein          71         Secretary of the Company since
                                          September 1979. Consultant since
                                          January 1998. For more than five years
                                          prior thereto, stockholder of a
                                          professional corporation that was a
                                          partner in Nixon, Hargrave, Devans &
                                          Doyle LLP (now known as Nixon Peabody
                                          LLP), a law firm. Director of the
                                          Company since 1978.

Michael A. Lubin               51         Chairman of the Board of the Company
                                          for more than five years. Partner of
                                          Lubin, Delano & Company, an investment
                                          banking and consulting firm, for more
                                          than five years. President and Chief
                                          Operating Officer of Salant
                                          Corporation, a manufacturer of men's,
                                          women's, and children's apparel, from
                                          April 1997 through July 1997 and
                                          Executive Vice President and Chief
                                          Operating Officer of Salant
                                          Corporation from October 1995 through
                                          March 1997. On December 29, 1998,
                                          Salant Corporation filed a petition
                                          seeking relief
                                          from creditors under chapter 11 of the
                                          U.S. Bankruptcy Code. Director of the
                                          Company since 1985.


                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors met six times during 2000. During 2000, each director attended all meetings held by the Board of Directors and all meetings held by the Committees of the Board of Directors on which such person served.

         The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The members of those committees are as follows:

               NAME OF COMMITTEE               CHAIRMAN                 OTHER MEMBER
               -----------------               --------                 ------------

            Audit Committee             Kenneth I. Greenstein       William B. Conner

            Compensation Committee      William B. Conner           Kenneth I. Greenstein

         The Audit Committee, which is composed of two non-employee members of the Board of Directors, met three times during 2000. Its primary purpose is to review the financial information provided to the Company's stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process. Its functions include recommending the independent auditors for appointment by the Board of Directors, consulting periodically with the Company's independent auditors as to the nature, scope, and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures, and such other related matters as the Audit Committee deems advisable.

         The Compensation Committee, which is composed of two non-employee members of the Board of Directors who are not eligible to receive restricted stock awards pursuant to the Company's 1986 Restricted Stock Award Plan, met twice during 2000. Its functions included reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administers the Company's 1986 Restricted Stock Award Plan and is responsible for determining when and to whom awards will be granted.

         Each member of the Board of Directors receives an annual fee of $12,000. Directors receive $1,000 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $250 for each Board or Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the executive officers of the Company.



                     NAME                           POSITION AND OFFICES                         AGE
                     ----                           --------------------                         ---

             Michael A. Lubin             Chairman of the Board                                   51

             Warren Delano                President and Director                                  50

             Dennis J. Welhouse           Senior Vice President, Chief Financial                  52
                                          Officer, and Assistant Secretary

             James R. Bower               Treasurer                                               36



         Mr. Lubin has been Chairman of the Board of the Company for more than five years. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm. Mr. Lubin was President and Chief Operating Officer of Salant Corporation, a manufacturer of men's, women's, and children's apparel, from April 1997 through July 1997 and was Executive Vice President and Chief Operating Officer of Salant Corporation from October 1995 through March 1997. On December 29, 1998, Salant Corporation filed a petition seeking relief from creditors under chapter 11 of the U.S. Bankruptcy Code.

         Mr. Delano has been President of the Company for more than five years. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

         Mr. Welhouse has been Senior Vice President, Chief Financial Officer, and Assistant Secretary of the Company for more than five years.

         Mr. Bower has been Treasurer of the Company since December 29, 2000. From February 1994 through September 2000, Mr. Bower was Director of Finance of the Alan Ross Insurance Agency, Inc.

         Each of the Company's executive officers serves at the pleasure of the Board of Directors.

                               SECURITY OWNERSHIP

         The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 10, 2001, by (i) each director and director nominee, (ii) each of the named executive officers, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock. Except as set forth below, the business address of each officer, director, or stockholder listed below is c/o Lexington Precision Corporation, 767 Third Avenue, 29th Floor, New York, NY 10017.

                                                     SHARES OF COMMON STOCK                   PERCENT OF
         NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)                   CLASS OWNED
         ------------------------                  ---------------------------                -----------

         Michael A. Lubin                                   1,516,242 (2)                        31.4%
         Warren Delano                                      1,385,855 (3)                        28.7
         William B. Conner                                    281,906 (4)                         5.8
         Dennis J. Welhouse                                    90,842 (5)                         1.9
         Kenneth I. Greenstein                                 35,636 (6)                          *
         James R. Bower                                           -                                -

         Directors and executive officers
           as a group (6 persons)                           3,221,419 (7)                        66.7


      * Less than 1 percent.

(1) The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

(2) Includes (a) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act and (b) 50,000 shares owned by an individual retirement account of Mr. Lubin. Also includes 89,062 shares owned by a retirement benefit plan of which Mr. Lubin and Mr. Delano are both beneficiaries.

(3) Includes 110,750 shares owned by individual retirement accounts of Mr. Delano. Also includes 89,062 shares owned by a retirement benefit plan of which Mr. Delano and Mr. Lubin are both beneficiaries.

(4) Includes 220,594 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is president, a director, and majority stockholder. Mr. Conner's address is c\o Conner Holding Company, 1030 State Street, Erie, Pennsylvania 16501.

(5) Includes 20,000 shares granted to Mr. Welhouse on January 28, 2000, pursuant to the Company's Restricted Stock Award Plan that are scheduled to vest during the years 2002 through 2004.

(6) Includes 8,170 shares owned by a retirement benefit plan of which Mr. Greenstein is the sole beneficiary.

(7) See footnotes 1 through 6, above. Total includes 89,062 shares owned by a retirement benefit plan of which Messrs. Delano and Lubin are beneficiaries that are reported in the shares beneficially owned by both Mr. Delano and Mr. Lubin.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings.

         The Company has determined, based solely upon a review of (i) those reports and amendments thereto furnished to the Company during and with respect to the year ended December 31, 2000, and (ii) written representations from certain reporting persons, that Mr. Conner was inadvertently late in filing one Form 4 reporting the purchase of 62,000 shares of the Company's Common Stock, which was due on September 11, 2000, and was filed on September 20, 2000.

                             EXECUTIVE COMPENSATION

         The following table summarizes, for the Company's past three fiscal years, the compensation paid to each of the Company's executive officers whose total annual salary and bonus exceeded $100,000.

                                                   ANNUAL                   LONG-TERM
                                                COMPENSATION               COMPENSATION
                                          --------------------------     -----------------
                               FISCAL                                       RESTRICTED              ALL OTHER
     NAME AND POSITION          YEAR      SALARY($)       BONUS($) (1)    STOCK AWARD($)        COMPENSATION ($)
----------------------------  ----------  ----------      ----------     -----------------      ------------------
Michael A. Lubin                2000        263,000 (2)           -                   -                    -
  Chairman of the Board         1999        267,000 (2)      93,750                   -                    -
                                1998        214,125 (2)           -                   -                    -

Warren Delano                   2000        263,000 (3)           -                   -                    -
  President and Director        1999        267,000 (3)      93,750                   -                    -
                                1998        214,125 (3)           -                   -                    -

Dennis J. Welhouse              2000        148,500               -              27,344  (4)           5,591  (5)
  Senior Vice President         1999        144,200          32,445                   -                7,645  (5)
    Chief Financial Officer     1998        140,000               -                   -                7,576  (5)
    and Assistant Secretary

(1) Amounts reported in a particular year reflect bonuses earned for services rendered in that year and paid in the following year.

(2) Includes (a) compensation, paid indirectly to Mr. Lubin through Lubin, Delano & Company, in the amounts of $250,000 during 2000 and 1999, and $200,000 during 1998, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the only partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) Includes (a) compensation, paid indirectly to Mr. Delano through Lubin, Delano & Company, in the amounts of $250,000 during 2000 and 1999, and $200,000 during 1998, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(4) Represents the fair market value of 25,000 shares of restricted common stock on January 28, 2000, the date on which the restricted shares were awarded to Mr. Welhouse. The restricted shares vest over a five-year period.

(5) Includes (a) Company contributions of $4,627, $7,219, and $7,000, made to Mr. Welhouse's account under the Company's 401(k) Plan in 2000, 1999, and 1998, respectively, (b) insurance premiums of $360, $426, and $576 paid by the Company in 2000, 1999, and 1998, respectively, for term life insurance owned by Mr. Welhouse, and (c) imputed interest of $604.

         No stock options or stock appreciation rights were granted to, exercised by, or held by any of the persons named in the Summary Compensation Table above during 2000, 1999, or 1998.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is composed of two non-employee members of the Company's Board of Directors. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Committee administers the Company's 1986 Restricted Stock Award Plan and is responsible for determining when and to whom awards will be granted.

COMPENSATION PHILOSOPHY AND POLICY

         The Company's compensation program generally is designed to motivate and reward the Company's executive officers for attaining financial, operational, and strategic objectives that will contribute to the overall goal of enhancing stockholder value. The principal elements of the compensation plan include base salary and cash bonus awards.

         BASE SALARY. In determining the base pay levels for executive officers of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies that are generally similar to the Company. The group of companies with which the Company compares itself for this purpose is subject to change as the companies change size or focus, merge, or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. The Compensation Committee believes that the Company's most direct competitors are private companies that do not publicly disclose information regarding executive compensation, financial condition, or operating performance. The Compensation Committee also believes that the companies with which the Company compares itself for the purpose of determining executive compensation are not necessarily included in the indices used to compare stockholder returns that are contained elsewhere in this Proxy Statement. In determining the salary component of compensation packages for executive officers, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual, and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors and does not consider any one factor more important than another.

         INCENTIVE COMPENSATION PLAN. To provide incentives to increase profitability, the Company has an incentive compensation plan that provides for the payment of cash bonus awards to executive officers and other eligible employees of the Company. Bonus awards for eligible divisional employees are based upon the attainment of predetermined profit targets at each respective division. Bonus awards for executive officers and other eligible corporate employees are based upon the attainment of predetermined consolidated profit targets. The Compensation Committee is responsible for the supervision of the plan. The Company also has a restricted stock plan that permits it to award restricted shares of common stock to officers and key employees of the Company. During 1999 and 1998, no shares of restricted stock were awarded or outstanding. In January 2000, the Compensation Committee awarded 125,000 shares of restricted common stock to key employees of the Company. Under the terms of the restricted stock award plan, the shares issued during January 2000 vest over a five-year period. Unless otherwise amended, the restricted stock award plan will expire on December 31, 2001.

         COMPENSATION OF MESSRS. DELANO AND LUBIN. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2000, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, totaled $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2000 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2000.

         The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was agreed to after considering the responsibilities of such positions and the competitive marketplace for executive talent. The Compensation Committee believes that the compensation paid to Lubin, Delano & Company during 2000 for the combined services of Messrs. Delano and Lubin as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private.

                                                  COMPENSATION COMMITTEE

                                                  William B. Conner, Chairman
                                                  Kenneth I. Greenstein, Member

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and performs the other duties and responsibilities set forth in the Audit Committee Charter. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

          (1) The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements.

          (2) The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380), as may be modified or supplemented.

          (3) The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Ernst & Young LLP the independence of that firm as the Company's auditors.

          (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

          On September 12, 2000, the Board of Directors formally adopted a written charter for the Audit Committee. The Audit Committee Charter is attached as Appendix A to this Proxy Statement. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

                                                 AUDIT COMMITTEE

                                                 Kenneth I. Greenstein, Chairman
                                                 William B. Conner, Member

                             STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock, based on the market price of the Common Stock, with the yearly cumulative total return on the common stock of companies in the Standard & Poors 500 Index and the NASDAQ Composite Index.

                    COMPARISON OF FIVE-YEAR TOTAL RETURN FOR
      LEXINGTON PRECISION CORPORATION, NASDAQ COMPOSITE INDEX, AND S&P 500

                         LEXINGTON PRECISION
                             CORPORATION                S&P 500 INDEX          NASDAQ COMPOSITE INDEX
                         -------------------            -------------          ----------------------
1995                              100                         100                         100
1996                               85                      120.26                      122.71
1997                            107.5                      157.56                      149.25
1998                               60                      199.57                       208.4
1999                             47.5                      238.54                      386.77
2000                             31.6                      214.36                      234.81










                             YEAR ENDED DECEMBER 31

         At December 31, 1995, no material trading data for the Company's Common Stock was publicly available. Based upon then-current conversations with market-makers in the Common Stock, the Company believes that the bid quotation for the Common Stock was $2.50 per share at December 31, 1995. At December 31, 1996, 1997, 1998, 1999, and 2000, the last trade listed on the OTC Bulletin Board, provided by the National Association of Securities Dealers, was $2.50, $2.125, $2.6875, $1.50, $1.1875 and $0.79 per share, respectively. The Company believes that twelve brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may be limited.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Warren Delano and Michael A. Lubin beneficially own 28.7% and 31.4%, respectively, of the Common Stock of the Company.

         Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2000, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $500,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated profit targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2000 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2000.

         Messrs. Delano and Lubin and their affiliates are holders of $1,500,000 principal amount of the Company's senior subordinated notes due February 1, 2000, and $347,000 principal amount of the Company's junior subordinated nonconvertible notes due May 1, 2000. On February 1, 2000, Messrs. Delano and Lubin converted the $1,000,000 principal amount of the Company's junior subordinated convertible notes due May 1, 2000, into 440,000 shares of Common Stock in accordance with the terms of such notes. The Company is in default in respect of its senior subordinated notes because it did not make payments of principal of $27,412,000, and interest of $1,748,000, on the senior subordinated notes that were due on February 1, 2000. As a result, the Company is prohibited from paying interest on the junior subordinated notes until the payment default on the senior subordinated notes is remedied.

        PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 2001. Ernst & Young LLP has been employed by the Company as its independent auditor since the fiscal year ended May 31, 1989.

AUDIT FEES

         Ernst & Young LLP billed the Company $187,000 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed by Ernst & Young LLP for professional services rendered to the Company relating to financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

         Ernst & Young LLP billed the Company $47,000 for all other professional services rendered during the fiscal year ended December 31, 2000, other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees." These fees related primarily to services rendered in connection with the preparation of income tax returns, internal audit services, services performed in connection with the Company's efforts to restructure its indebtedness, and other miscellaneous services.

         Stockholders are asked to approve the action of the Board of Directors in appointing Ernst & Young LLP. It is intended that, unless any proxy is marked to the contrary, the shares represented by such proxy shall be voted for the ratification of such appointment. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

         The Audit Committee and the Board of Directors recommend that shareholders vote "FOR" such ratification.

                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next annual meeting (to be held in 2002) must be received by the Secretary of the Company on or before December 24, 2001, in order to be included in the proxy statement and the proxy for that meeting. Proposals should be directed to the Secretary, Lexington Precision Corporation, 767 Third Avenue, New York, NY 10017 and must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                  OTHER MATTERS

         Management does not know of any other matters that are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         A copy of the Company's Annual Report for the year ended December 31, 2000, which includes financial statements and related data, accompanies this Proxy Statement.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation" and "Stock Price Performance" will not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                             By Order of the Board of Directors,

                                             Kenneth I. Greenstein
                                             Secretary

Dated:    April 24, 2001
          New York, New York

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER

1. THE COMMITTEE. The Audit Committee is a committee of the Board of Directors of Lexington Precision Corporation.

2. PURPOSE. The primary purpose of the Audit Committee is to review the financial information that will be provided to the stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process.

3. MEMBERSHIP. The membership of the Audit Committee will consist of at least two independent members of the Board of Directors as defined in Rule 4200
     (a) of the National Association of Securities Dealers' listing standards. The members of the Audit Committee and its chairman will be selected by the full Board of Directors.

4. COMMUNICATION. The Audit Committee is expected to facilitate communication between and among, the independent auditors, the management of the Company, and the Board of Directors.

5. QUALIFICATIONS OF MEMBERS. Each member of the Audit Committee will be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee will have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

6. MEETINGS. Members of the Audit Committee may participate in meetings by teleconference at which all participants can be heard at all times. The Audit Committee may ask members of management or others to attend Audit Committee meetings and provide pertinent information as necessary.

7. REPORTING. The Audit Committee will report on its activities to the Board of Directors and will make recommendations to the Board of Directors. The Audit Committee will submit a written report, to be included in the Company's proxy statement.

8. SELECTION OF INDEPENDENT AUDITORS. The Audit Committee will recommend to the Board of Directors the independent auditors to be nominated, approve the fees of the independent auditors, and review and approve the work of the independent auditors. The independent auditors will have ultimate accountability to the Company's Board of Directors. If appropriate, the Audit Committee will recommend to the Board of Directors the replacement of the independent auditors.

9. CONFIRMATION OF INDEPENDENCE OF AUDITORS. The Audit Committee will confirm and assure the independence of the independent auditors, including a review of management consulting services provided by the independent auditors and related fees. The Audit Committee will cause the independent auditors to deliver, at least annually, a written statement delineating all relationships between the independent auditors and the Company. The Audit Committee will require that the statement satisfy applicable legal, regulatory, stock exchange, and accounting and auditing statements and requirements, including Independence Standards Board Standard No. 1. The Audit Committee will engage actively in communications with the independent auditors about any disclosed relationships or services that may affect the independent auditors' objectivity and independence, and will take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditors.

10. SCOPE OF AUDIT. The Audit Committee will, in consultation with the independent auditors, consider the audit scope and plan of the independent auditors and coordinate with the independent auditors an audit effort to assure adequate coverage, reduction of redundant efforts, and the effective use of audit resources. The Audit Committee will consider and review with management and the independent auditors any difficulties encountered in the course of the independent auditors' audits, including any restrictions on the scope of the independent auditors' work or access to required information, and any changes required in the planned scope of their audit plan.

11. ANNUAL FINANCIALS. The Audit Committee will review with management and the independent auditors, at the completion of the annual audit, the Company's annual financial statements and related footnotes, the independent auditors' audit of the financial statements and their report thereon, their letter to management, any significant changes required in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

12. QUARTERLY FINANCIALS. The Audit Committee will ensure that the independent auditors shall have conducted, in compliance with applicable law, regulations of the Securities and Exchange Commission, stock exchange rules, and applicable professional standards and procedures, a pre-filing review of the Company's quarterly financial statements included in the Company's quarterly reports on Form 10-Q.

13. REVIEW OF OTHER MATTERS. The Audit Committee will review with the independent auditors any matters that the independent auditors believe they are required to report to the Board of Directors pursuant to the Private Securities Litigation Reform Act of 1995. Furthermore, the Audit Committee will investigate any such matters and advise the Board of Directors of appropriate remedial action to be undertaken and thereafter confirm the completion of any such action. The Audit Committee will also discuss with the independent auditors any matters that are required to be discussed pursuant to "Statement on Auditing Standards No. 61."

14. INTERNAL CONTROLS. The Audit Committee will review with the independent auditors the adequacy of the Company's internal controls and procedures, including computerized information system controls and security, as well as any related significant findings and recommendations of the independent auditors together with management's responses thereto. Each year, the Audit Committee will review with management and the independent auditors the company's internal auditing activities and any auditing services performed by the independent auditors.

15. ANALYSIS OF RISK. The Audit Committee will inquire of management and the independent auditors about significant risks or exposures to which the Company is exposed and assess the steps management has taken to minimize such risks to the Company.

16. IMPACT OF LAWS AND REGULATIONS. The Audit Committee will review, at its regular meetings, any legal and regulatory matters that may have a material impact on the financial statements.

17. REVIEW OF OFFICERS' EXPENSES. If requested by the Board of Directors, the Audit Committee will review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets.

18. INVESTIGATIVE POWER. The Audit Committee will have the power to conduct or authorize reviews and investigations when carrying out its responsibilities. Investigations relating to the Company's financial reporting and internal control, and audit processes may also be undertaken to ensure compliance by the Company with applicable state and federal laws, regulations of the Securities and Exchange Commission, rules of the National Association of Securities Dealers and any stock market exchange on which the Company's stock trades. The Audit Committee will have unrestricted access to the Company's personnel and documents and will be given the resources reasonably required to fulfill its responsibilities.

19. REVIEW OF CHARTER. The Audit Committee will review and reassess its charter at least annually and obtain the approval of the Board of Directors for any changes to the charter. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.



September 20, 2000

                                                                      PROXY
                        LEXINGTON PRECISION CORPORATION
                                767 Third Avenue
                            New York, New York 10017

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2001

     The undersigned hereby appoints as Proxies, each of WARREN DELANO and DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on April 10, 2001, at the Annual Meeting of Stockholders to be held on May 22, 2001, and any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THIS CARD, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

     PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

                                                           SEE REVERSE SIDE

 ................................................................................
                                  DETACH CARD

                        LEXINGTON PRECISION CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                              ]


                                                     FOR    WITHHELD    FOR ALL
                                                     ALL       ALL      EXCEPT:
                                                     [ ]       [ ]       [ ]
1. Election of 4 Directors                                                     3. In their discretion, the Proxies are
 01 - William B. Conner, 02 - Warren Delano,                                      authorized to vote upon any other business
 03 - Kenneth I. Greenstein, 04 - Michael A. Lubin                                that may properly come before the
                                                                                  meeting.

------------------------------------
 (Except nominee(s) written above)                   FOR    AGAINST  ABSTAIN
                                                     [ ]      [ ]      [ ]     Plan to Attend Meeting           [ ]
2. Ratify the appointment of Ernst & Young LLP as
   independent auditors.

                                                                               Address change requested         [  ]

                                                                                            Date:________________________ , 2001
                                                                                            ____________________________________
                                                                                            ____________________________________
                                                                                            Signature(s)

                                                                                            NOTE: Please sign exactly as
                                                                                                  name appears hereon.

                                                                                  If shares are registered in more than one name,
                                                                                  the signatures of all such persons are required.
                                                                                  A corporation should sign in the full corporate
                                                                                  name by a duly authorized officer stating his
                                                                                  title. Trustees, guardians, executors, and
                                                                                  administrators should sign in their official
                                                                                  capacity giving their full title as such. If a
                                                                                  partnership, please sign in the partnership name
                                                                                  by authorized persons.


 ................................................................................
            [ARROW]           FOLD AND DETACH HERE           [ARROW]
PLEASE VOTE, SIGN, DATE, AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.